                                                                   EXHIBIT 99.2

                             STOCKHOLDERS AGREEMENT











                             DATED OCTOBER 30, 1995

                            STOCKHOLDERS AGREEMENT



     THIS STOCKHOLDERS AGREEMENT (this "Agreement") is entered into as of October 30, 1995, among Coda Acquisition, Inc., a Delaware corporation ("Sub"), and the Persons (as defined herein) listed on Schedule I hereto, and their
                                              ----------
permitted successors and assigns, and each owner of Common Stock, as defined herein, who may hereafter execute in accordance with this Agreement a separate agreement to be bound by the terms hereof.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, concurrently with the execution and delivery of this Agreement, Sub, Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI"), and Coda Energy, Inc., a Delaware corporation (the "Corporation"), are entering into an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger of Sub with and into the Corporation (the "Merger");

     WHEREAS, the Corporation shall be the surviving corporation of the Merger; and

     WHEREAS, upon the consummation of the Merger, the Initial Parties (as defined herein) shall receive shares of Common Stock (as defined herein) and/or Common Stock Equivalents (as defined herein).

     NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                                CERTAIN TERMS;
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     1.1  CERTAIN TERMS.  When used herein the following terms shall have the
          -------------
meanings indicated:

     "ACCREDITED INVESTOR" shall mean any Person deemed to be an accredited investor pursuant to Regulation D promulgated under the Securities Act, as amended from time to time.

     "ACCREDITED OFFEREE" shall have the meaning set forth in Section 3.1.

     "ACQUISITION PROPOSAL" means a bona fide written proposal to a Party for the acquisition of all or a portion of such Party's Common Stock for cash or Publicly Traded Securities or both.

     "ADOPTION AGREEMENT" means an agreement in the form of Exhibit "A" hereto or in such other form that is reasonably satisfactory to the Corporation.

     "AFFILIATE" of a Person means any Person controlling, controlled by, or under common control with such Person. For purposes of this Agreement only, Enron Corp., a Delaware corporation, and each of its subsidiaries shall be deemed to be Affiliates of JEDI.

     "AGREEMENT" shall have the meaning set forth in the opening paragraph.

     "ASSIGNMENT OFFER" shall have the meaning set forth in Section 4.4(i).

     "BUSINESS DAY" means any day other than (i) a Saturday or Sunday or (ii) a day that is a banking holiday in Houston, Texas.

     "BUSINESS OPPORTUNITY AGREEMENT" shall have the meaning set forth in
Section 2.1.

     "CAPITAL STOCK" means any and all shares, interests, participations, or other equivalents (however designated) of capital stock of a corporation, any and all similar ownership interests in a Person (other than a corporation), and any and all warrants, options, or other rights to purchase or acquire any of the foregoing.

     "CASH TRIGGER EVENT" shall have the meaning set forth in Section 6.3.

     "CAUSE" shall mean (a) "cause" as defined in the applicable Management Investor's employment agreement with the Corporation or (b) if no such employment agreement exists, (i) the applicable Management Investor's gross negligence or willful misconduct in the performance of the duties and services required of such Management Investor by the Corporation, (ii) such Management Investor's final conviction of a felony or of a misdemeanor involving moral turpitude, or (iii) the Corporation's determination to terminate the employment of such Management Investor as a result of such Management Investor's involvement in a conflict of interest with the Corporation.

     "CLAIMS" shall have the meaning set forth in Section 8.19.

     "CLOSING" shall have the meaning set forth in Section 4.4(a).

     "CLOSING DATE" shall have the meaning set forth in Section 4.4(a).

     "COMMON STOCK" means shares of the common stock, par value $.01 per share, of the Corporation or Successor Corporation issued and outstanding from time to time after the consummation of the Merger and all securities of the Corporation or any other Person issued in respect of shares of such common stock in connection with any exchange, merger, recapitalization, consolidation, reclassification, reorganization, stock dividend or distribution or other transaction to which the Corporation is a party, but excluding any shares or securities which cease to be outstanding.

     "COMMON STOCK EQUIVALENTS" means any and all rights, warrants, options, convertible securities, or exchangeable securities or indebtedness, or other rights, exercisable for or convertible into or exchangeable for, directly or indirectly, Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event, but does not include Common Stock or the Special Management Rights.

     "CONTROL", including the correlative terms "controlling", "controlled by" and "under common control with" means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person. For the purposes of the preceding sentence, control shall be deemed to exist when a Person possesses, directly or indirectly, through one or more intermediaries (A) in the case of a corporation, more than 50% of the outstanding voting securities thereof; (B) in the case of a limited liability company, partnership, limited partnership or venture, the right to more than 50% of the distributions therefrom (including liquidating distributions); or (C) in the case of any other Person, more than 50% of the economic or beneficial interest therein.

     "CORPORATION" shall have the meaning set forth in the recitals.

     "DIVORCED PARTY" shall have the meaning set forth in Section 4.3(c).

     "DIVORCED SPOUSE" shall have the meaning set forth in Section 4.3(c).

     "EFFECTIVE TIME" shall have the meaning ascribed to such term in the Merger Agreement.

"EMPLOYEE BENEFIT PLAN" shall have the meaning set forth in Section 2.4.

     "FAIR MARKET VALUE" shall have the meaning set forth in Section 4.4(c)(ii).

     "FULLY-DILUTED COMMON STOCK" means, at any time, the then outstanding Common Stock plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all then-outstanding Common Stock Equivalents.

     "GROUP" means the JEDI Group or the Management Group.

     "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time.

     "INDEMNITEES" shall have the meaning set forth in Section 8.16.

     "INDEMNITOR" shall have the meaning set forth in Section 8.16.

     "INITIAL INVESTMENT" shall mean $90,000,000.

     "INITIAL PARTIES" means JEDI and the Management Investors listed on
Schedule I.

     "INITIAL SHARES" means the 900,000 shares of Common Stock to be owned by the Non-Management Investors as of the Effective Time..

     "INVALID TRANSFER" shall have the meaning set forth in Section 4.4(h).

     "ISSUANCE" shall have the meaning set forth in Section 3.1.

     "JEDI" shall have the meaning set forth in the recitals.

     "JEDI ENTITY" means JEDI or any of its Affiliates including, without limitation, for purposes of this Agreement only any direct or indirect subsidiary of Enron Corp., a Delaware corporation, but excluding, for all purposes, Enron Oil & Gas Company, a Delaware corporation.

     "JEDI GROUP" means, as of the time in question, all JEDI Entities that are Parties and all JEDI Special Transferees.

     "JEDI PARTY" means any Person who, at the time in question, is included in the JEDI Group.

     "JEDI SPECIAL TRANSFEREE" means any Person (other than a JEDI Entity) who has acquired more than 10% of the Common Stock from any one or more JEDI Entities and/or JEDI Special Transferees in accordance with this Agreement (other than any such Person that notifies the Corporation in writing, with a copy to all Parties, that such Person has irrevocably elected not to be deemed included as a member of the JEDI Group), but excluding any such Person that is not a Party as of the time in question.

     "MANAGEMENT GROUP" means all of the Management Investors.

     "MANAGEMENT INVESTOR" means each of the Persons identified as a Management Investor Party on Schedule I hereto, but excluding any such Person who ceases to
                  ----------
be a Party.

     "MANAGEMENT INVESTOR SPOUSES" means the Persons identified as such on the execution pages of this Agreement and any future spouses of any Management Investors who execute a counterpart of this Agreement or an Adoption Agreement.

     "MARKET PRICE" of a Publicly Traded Security for any day means the reported last sale price, regular way, on such day (unless such day is not a trading day, in which event for the most recent trading day), or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE Composite Tape, or, if the Publicly Traded Security is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which the Publicly Traded Security is listed or admitted to trading, or if the Publicly Traded Security is not listed or admitted to trading on a national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc., or, if the Publicly Traded Security is not quoted or admitted to trading on such quotation system, on the principal quotation system on which the Publicly Traded Security is listed or admitted to trading or quoted, or, if not listed or admitting to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of the Publicly Traded Security in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any NYSE member firm selected from time to time by the Board of Directors of the Corporation for that purpose.

     "MERGER" shall have the meaning set forth in the recitals.

     "MERGER AGREEMENT" shall have the meaning set forth in the recitals.

     "NON-CASH TRIGGER EVENT" shall have the meaning set forth in Section 6.3.

     "NON-MANAGEMENT INVESTORS" shall have the meaning set forth in Section 4.4(c)(iii).

     "NOTICE" shall have the meaning set forth in Section 8.5.

     "NYSE" means the New York Stock Exchange.

     "OFFER" shall have the meaning specified in the applicable paragraph of
Section 4.3.

     "OFFER DATE" shall have the meaning specified in the applicable paragraph of Section 4.3.

     "OFFER EXPIRATION TIME" means 5:30 p.m. Houston time on (a) in the case of an Offer pursuant to Section 4.3(b) on the death of a Management Investor, six months plus five business days following such Management Investor's death or (b) in the case of all other Offers, the 25th business day following the Offer Date.

     "OFFEROR" shall have the meaning specified in the applicable paragraph of
Section 4.3.

     "OWN" or "OWNED", with respect to Common Stock, shall have the same meaning as beneficial ownership under Rule 13d-3 under the Securities Exchange Act of 1934, as amended from time to time; provided, however, that (i) such ownership shall be determined as if this Agreement did not exist and that there is no agreement among the Parties to act in concert in any respect, (ii) such ownership shall be determined without regard to any Common Stock Equivalents or any Special Management Rights unless otherwise expressly provided to the contrary herein, and (iii) with respect to the determination of the Common Stock owned by a Group, such determination shall be made by aggregating the ownership of all members of such Group but without duplication so that a share of Common Stock will be deemed owned by only one member of the Group. All references herein to Common Stock owned by a Party include the community interest or similar marital property interest, if any, of the spouse of such Party in such Common Stock.

     "PARTY" means each Initial Party and each other Person that may become a party to this Agreement pursuant to Section 4.5, but shall not mean (i) the Corporation or (ii) any Person who executes this Agreement or an Adoption Agreement solely in his or her capacity as a spouse of a Party; provided, however, that if any Party ceases to own any Common Stock, Common Stock Equivalents or Special Management Rights, then such Party shall cease to be a Party hereunder and shall not thereafter be subject to this Agreement even if such former Party thereafter acquires Common Stock, unless such former Party thereafter acquires Common Stock in a transaction in which it becomes a Party again pursuant to Section 4.5.

     "PEER COMPANY" shall have the meaning set forth in Section 4.4(c)(iii).

     "PERMITTED MANAGEMENT INVESTOR FAMILY TRANSFEREE" means with respect to any Management Investor, his or her spouse, children or the legal guardian for the benefit of his or her minor children or a trust established for the benefit of his or her spouse and/or children.

     "PERMITTED TRANSFEREE" means (i) with respect to any member of the JEDI Group, any other JEDI Entity, (ii) with respect to any Management Investor, any Permitted Management Investor Family Transferee, (iii) with respect to any other Party or any JEDI Special Transferee, any Affiliate of such Party (including any such JEDI Special Transferee), (iv) any Person who acquires Common Stock pursuant to a Qualified IPO, and (v) any JEDI Special Transferee who acquires Common Stock from JEDI on or prior to the date that is six months after the date on which the Effective Time occurs.

     "PERSON" means any natural person, corporation, limited partnership, limited liability company, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust, or other organization, whether or not a legal entity, and any government or agency or political subdivision thereof.

     "POSITIVE RECEIPT NOTICE" shall have the meaning set forth in Section
4.4(a).

     "PUBLICLY TRADED SECURITY" means a security that is listed or admitted to trading on the NYSE or another national securities exchange or is quoted or admitted to trading on the National Market System of the National Association of Securities Dealers, Inc., or a security whose market price is available through the National Quotation Bureau Incorporation or a similar generally accepted reporting service.

     "PURCHASE PRICE" shall have the meaning set forth in Section 4.4(c)(i).

     "PUT REQUEST" shall have the meaning set forth in Section 5.2.

     "PUT SHARES" shall have the meaning set forth in Section 5.2.

     "QUALIFIED IPO" means a consummated public offering of Common Stock which is underwritten on a firm commitment basis by a nationally-recognized investment banking firm.

     "QUALIFIED PUBLIC BUSINESS COMBINATION" means a merger or other business combination involving the Corporation whereby the Common Stock becomes a Publicly Traded Security.

     "RECORD DATE" shall have the meaning set forth in Section 4.7.

     "RELEVANT INVESTORS" shall have the meaning set forth in Section 6.3.

     "REQUESTOR" shall have the meaning set forth in Section 5.2.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

     "SECURITY AGREEMENT" has the meaning given such term in Section
1.2(a)(iii).

     "SHARES SUBJECT TO THE OFFER" means with respect to an Offer (i) under
Section 4.3(a), all shares of Common Stock as to which the Party proposes to accept the Acquisition Proposal in question, (ii) under Section 4.3(b), all shares of Common Stock (including any Common Stock transferred, or to be transferred, to such Management Investor under Article VI hereof) and Common Stock Equivalents owned by the Offeror; (iii) under Section 4.3(c), the Divorced Party's Common Stock and Common Stock Equivalents which have been Transferred to or which are retained by or vested in the Divorced Spouse by virtue of the divorce decree, property settlement or by operation of the community property or similar marital property laws; (iv) under Section 4.3(d), all Common Stock and Common Stock Equivalents vesting in or transferable to any heir or legatee other than the Surviving Party or a Permitted Management Investor Family Transferee;
(v) under Sections 4.3(e)(i) and (ii), all Common Stock and Common Stock Equivalents owned by the Offeror immediately prior to the event triggering the Offer; (vi) under Section 4.3(e)(iii), all Common Stock and Common Stock Equivalents owned by the Party immediately prior to his death; and (vii) under
Section 4.3(e)(iv), all Common Stock and Common Stock Equivalents, but only such Common Stock and Common Stock Equivalents that were involuntarily Transferred.

     "SPECIAL MANAGEMENT RIGHTS" shall have the meaning set forth in Section
6.1.

     "SPECIAL MANAGEMENT SHARES" shall have the meaning set forth in Section 6.4(b).

     "SUB" shall have the meaning set forth in the opening paragraph.

     "SUBSIDIARY" means (i) any corporation or other entity a majority of the Capital Stock of which having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is at the time owned, directly or indirectly, with power to vote, by the Corporation or (ii) a partnership, joint venture or limited liability company in which the Corporation or any Subsidiary is a general partner, joint venturer or member.

     "SUCCESSOR CORPORATION" shall have the meaning set forth in Section 8.2.

     "SURVIVING PARTY" shall have the meaning set forth in Section 4.3(d).

     "TERMINATION DATE" means October 30, 2005.

     "TRANSFER", including the correlative terms "TRANSFERRING" or "TRANSFERRED", means any transfer, assignment, sale, gift, pledge, hypothecation or other encumbrance, or any other disposition (whether voluntary or involuntary or by operation of law), of Common Stock (or any interest therein or right thereto), Common Stock Equivalents, or Special Management Rights; provided, however, that an exchange, merger, recapitalization, consolidation or reorganization involving the Corporation in which securities of the Corporation or any other Person are issued in respect of shares of the common stock of the Corporation shall not be deemed a Transfer if all shares of Common Stock are treated identically in such transaction.

     "TRIGGER EVENT" shall have the meaning set forth in Section 6.2.

     "VOLUNTARY TERMINATION" shall mean the voluntary termination by a Management Investor of his employment with the Corporation other than upon the termination of such employment upon the later of (i) his retirement at age 65 or older or (ii) the end of the scheduled term of his employment agreement, if any, with the Corporation.

     1.2  REPRESENTATIONS AND WARRANTIES.  (a) Each of the Initial Parties (as
          ------------------------------
to itself only) represents and warrants to Sub and other Initial Parties that as of the date hereof:

          (i) such Party has full power and authority to execute and deliver this Agreement and the execution and delivery by such Party of this Agreement have been duly authorized by all necessary action;

          (ii) this Agreement has been duly and validly executed and delivered by such Party and constitutes the binding obligation of such Party, enforceable against such Party in accordance with its terms; and

          (iii) assuming that the Common Stock to be issued to it pursuant to the Merger Agreement is duly and validly issued free and clear of all liens and other encumbrances, immediately after the consummation of the Merger, such Party shall own as of the Effective Time the number of shares of Common Stock and such Common Stock Equivalents as are set forth on Schedule
                                                                        --------
     I, and such Common Stock and Common Stock Equivalents shall be owned by
     -
     such Party free and clear of all liens and other encumbrances arising by, through or under such Party except for this Agreement, the Security Agreement, if any, dated as of the date on which the Effective Time occurs, executed by such Initial Party in favor of Sub (the "Security Agreement") and the agreements creating such Common Stock Equivalents.

     (b)  Sub hereby represents and warrants to each Initial Party that:

          (i) it is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, it has full corporate power and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery, and performance by it of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action; and

          (ii) this Agreement has been duly and validly executed and delivered by Sub and constitutes the binding obligation thereof, enforceable against Sub in accordance with its terms.

                                  ARTICLE II

                                CERTAIN MATTERS
                                ---------------

     2.1  CERTAIN ACTIVITIES OF THE PARTIES.  The Initial Parties acknowledge
          ---------------------------------
that all such Parties and certain other Persons are executing and delivering a Business Opportunity Agreement

(the "Business Opportunity Agreement") concurrently with the execution and delivery of this Agreement.

     2.2  ANNUAL MEETINGS.  The Corporation shall hold annual meetings of
          ---------------
stockholders in accordance with the General Corporation Law of the State of Delaware, which annual meetings shall be held in May of each year unless otherwise determined by the Board of Directors of the Corporation.

     2.3  REPORTING OBLIGATIONS.  The Corporation shall provide to the Parties
          ---------------------
copies of (i) audited annual consolidated financial statements of the Corporation within 90 days after the end of each fiscal year, (ii) unaudited quarterly consolidated financial statements of the Corporation within 45 days after the end of each of the first three fiscal quarters of each fiscal year,
(iii) unaudited monthly consolidated financial statements of the Corporation within 45 days after the end of each month, and (iv) annual reserve reports, prepared by an independent petroleum engineering firm, within 90 days after the end of each fiscal year.

     2.4  CERTAIN EMPLOYEE MATTERS.  Promptly after the Effective Time, the
          ------------------------
Corporation shall issue or contribute to an employee benefit plan (the "Employee Benefit Plan") for the benefit of the Corporation's employees, other than the Management Investors, to the fullest extent permitted by law 2,000 shares of Common Stock with such terms and conditions as the Board of Directors shall determine.

                                  ARTICLE III

                         CERTAIN STOCK PURCHASE RIGHTS
                         -----------------------------

     3.1  CERTAIN STOCK PURCHASE RIGHTS.  If the Corporation proposes to issue,
          -----------------------------
sell, or grant (collectively, an "issuance") any of its Capital Stock (including Common Stock Equivalents) then the Corporation shall, no later than 30 days prior to the consummation of such issuance, give written notice to each JEDI Party and each Management Investor of such proposed issuance. Such notice shall describe the proposed issuance, identify the proposed purchaser or purchasers, and contain an offer to each such Party that in the reasonable judgment of the Corporation is an Accredited Investor (each an "Accredited Offeree") to sell to such Accredited Offeree, at the same price and for the same consideration to be paid by the proposed purchasers, such Accredited Offeree's pro rata portion (which is the ratio of the number of shares of Fully-Diluted Common Stock owned by such Accredited Offeree immediately prior to such issuance to the total number of shares of Fully-Diluted Common Stock owned by all Accredited Offerees immediately prior to such issuance) of such Capital Stock included in such issuance. Each Accredited Offeree shall have a right of over-allotment such that if any Accredited Offeree fails to exercise its rights hereunder to purchase its pro rata portion, the other Accredited Offerees may purchase the non-purchasing Accredited Offeree's portion on a pro rata basis or such other basis as such Accredited Offerees shall agree. Any Accredited Offeree desiring to exercise an over-allotment right shall so indicate in its response to the Corporation. Any Accredited Offeree desiring to purchase a portion or all of the issuance shall indicate its acceptance of the Corporation's offer by written notice within 15 days after its receipt of the Corporation's notice. If the Accredited Offerees collectively fail, after taking into account exercises of over-allotment rights, to elect to purchase all of the Capital Stock proposed to be issued, then the Corporation may, within the 60 days following the expiration of such 15 day period, proceed with that portion of the issuance that the Accredited Offerees did not elect to purchase, free of any right on the part of such Accredited Offeree under this Section 3.1 in respect thereof. This Section 3.1 shall not apply to (i) issuances to employees pursuant to compensation arrangements or pursuant to employee benefit or stock option plans that have been approved by the board of directors of the Corporation in accordance with the Corporation's Bylaws; (ii) sales or issuances of Common Stock upon exercise of any Common Stock Equivalent issued in connection with the Merger or which, when issued, was subject to or exempt from the preemptive rights under this
Section 3.1; (iii) securities distributed or set aside ratably to all holders of Common Stock on a per share equivalent basis, including rights issued pro-rata to holders of Common Stock to purchase Capital Stock of the Corporation; (iv) Capital Stock issued pursuant to the acquisition of a business entity or assets by way of merger, purchase of assets or otherwise; and (v) Capital Stock issued in a Qualified IPO or a Qualified Public Business Combination.

                                   ARTICLE IV

                           RESTRICTIONS ON TRANSFERS
                           -------------------------

     4.1  GENERAL RULE.  No Party shall make any Transfer of Common Stock,
          ------------
Common Stock Equivalents, or Special Management Rights, directly or indirectly, through an Affiliate or otherwise except as expressly permitted herein.

     4.2  TRANSFERS NOT SUBJECT TO PREFERENTIAL RIGHT.
          -------------------------------------------

     (a)  Certain Pledges.  Any Party may (i) pledge Common Stock such Party
          ---------------
owns to a commercial lending institution as security for indebtedness of such Party if, but only if, prior to any such pledge, the pledgee shall deliver to the Corporation such pledgee's written agreement, in form and substance satisfactory to the Corporation, (A) that such lender will not Transfer such Common Stock except in compliance with the provisions of this Agreement, and (B) that any Transfer of such stock upon or in lieu of foreclosure of its security interest will be subject to Section 4.3(e)(iv) and that the pledgee or its assignee must offer to sell the stock pursuant to Section 4.3(e)(iv) before it may accept any offer at foreclosure or in lieu of foreclosure or before it or its assignee may acquire such shares and (ii) pledge Common Stock to Sub pursuant to the Security Agreement, if any, dated as of the date of which the Effective Time occurs, by such Party in favor of Sub.

     (b)  Certain Transfers.  Subject to Section 4.5, any Party may Transfer,
          -----------------
from time to time, any Common Stock owned by such Party to a Permitted Transferee of such Party.

     4.3  TRANSFERS SUBJECT TO PREFERENTIAL RIGHT.
          ---------------------------------------

     (a)  Transfer in Response to Acquisition Proposals.  Except as may
          ---------------------------------------------
otherwise be expressly permitted herein, a Party may Transfer Common Stock to a transferee other than a Permitted Transferee if, but only if, an Acquisition Proposal is received by such Party from such transferee with respect to such Common Stock, and then only in compliance with this Agreement. Upon a Party's receipt of an Acquisition Proposal which such Party is permitted hereunder to accept and desires to accept, such Party (the "Offeror") shall offer (the "Offer"), by written notice to the Corporation, to sell the Shares Subject to the Offer to the Corporation for the Purchase Price pursuant to the terms of this Agreement. Any Offer under this Section 4.3(a) shall be irrevocable for so long as the Corporation has the right to purchase any Shares Subject to the Offer. The Offer shall be delivered to the Corporation, and shall (i) state the Shares Subject to the Offer, the consideration to be paid therefor, the Offer Date and the Offer Expiration Time and (ii) contain a true and complete copy of the Acquisition Proposal. The date the Offer has been deemed received pursuant to Section 8.5 by the Corporation shall be the "Offer Date."

     (b)  Termination of Employment.  If the employment of a Management Investor
          -------------------------
with the Corporation and its Subsidiaries terminates for any reason other than such Management Investor's Voluntary Termination, then such Party, or his or her legal representatives, as the case may be, and all Permitted Management Investor Family Transferees to whom such Management Investor has transferred Common Stock (collectively, the "Offeror"), shall be deemed to have made an offer (the "Offer") to sell all Shares Subject to the Offer to the Corporation for the Purchase Price. The Offer Date shall be deemed to be the date of such termination of employment.

     (c)  Divorce of Party.  If the marital relationship of a Management
          ----------------
Investor is terminated by divorce, and pursuant to such divorce, any property settlement or otherwise in connection with such divorce, a Transfer (including any Transfer involving community property or other marital property) is made by such Party ("Divorced Party") to the former spouse of the Divorced Party ("Divorced Spouse"), the Divorced Party shall promptly notify the Corporation of such event. The Divorced Party shall have the option to purchase all of the Divorced Party's Common Stock and Common Stock Equivalents which have been Transferred to or which are retained by or vested in the Divorced Spouse by virtue of the divorce decree, property settlement, or by operation of the community property or similar marital property laws for the Purchase Price, and the Divorced Spouse shall be obligated to sell such Common Stock and Common Stock Equivalents to the Divorced Party for the Purchase Price. Such option must be exercised, and the purchase consummated, within 20 business days after the Common Stock and Common Stock Equivalents are Transferred to or allowed to be retained by or vested in the Divorced Spouse. The option shall be exercised by the giving of written notice of exercise to the Divorced Spouse. The Divorced Party shall, within five days after the expiration of such 20 business day period, deliver written notice to the Corporation as to whether the Divorced Party has purchased all of the Common Stock and Common Stock Equivalents so Transferred to or otherwise vested in or retained by the Divorced Spouse. In the event such written notice states that the Divorced Party has not purchased all such Common Stock and Common Stock Equivalents or no such notice is delivered to the Corporation within the time required, the Divorced Spouse (the "Offeror") shall be deemed to have made an irrevocable offer (the "Offer") to sell all such Common Stock and Common Stock Equivalents to the Corporation for the Purchase Price. The Offer Date shall be deemed to be the date such written notice is received by the Corporation or if such notice is not delivered within the time required, the receipt by the Corporation of evidence, satisfactory to it, that all such Common Stock was not purchased by the Divorced Party within such 20 business day period.

     (d)  Death of Spouse.  If the spouse of a Management Investor dies, and all
          ---------------
or any portion of the Common Stock and Common Stock Equivalents registered in the name of such Party ("Surviving Party") vests in or is Transferred to any heir or legatee other than the Surviving Party or any Permitted Management Investor Family Transferee, the Surviving Party shall promptly notify the Corporation of such event. The Surviving Party shall have the option to purchase all of the Common Stock and Common Stock Equivalents vesting in or Transferred to such heir or legatee for the Purchase Price, and such heir or legatee and the estate of the deceased spouse shall be obligated to sell such Common Stock and Common Stock Equivalents to the Surviving Party for the Purchase Price. Such option must be exercised, and the purchase consummated, within 20 business days after the last to occur of (i) the entry of an order of a probate or similar court (having jurisdiction over the estate of the deceased spouse) (a) admitting to probate the will of the deceased spouse, or (b) determining the heirs of the deceased spouse if the deceased spouse is determined to have died intestate, or (ii) the appointment of the executor, administrator or legal representative of the estate of the deceased spouse. The option shall be exercised by the giving of written notice of exercise to the executor, administrator or legal representative of the deceased spouse's estate. The Surviving Party shall, within five days after the expiration of such 20 business day period, deliver written notice to the Corporation as to whether the Surviving Party has purchased all of the Common Stock and Common Stock Equivalents vesting in or Transferred to any such heir or legatee. In the event such written notice states that the Surviving Party has not purchased all such Common Stock and Common Stock Equivalents, or no such notice is delivered to the Corporation within the time required, all such heirs and legatees (collectively, the "Offeror") shall be deemed to have made an irrevocable offer (the "Offer") to sell such Common Stock and Common Stock Equivalents to the Corporation for the Purchase Price. The Offer Date shall be deemed to be the date such written notice of the Offer is received by the Corporation or if such notice is not given within the time required, the date of the receipt by the Corporation of evidence, satisfactory to it, that all such Common Stock was not purchased by the Surviving Party within such 20 business day period.

     (e)  Insanity, Bankruptcy and Certain Other Events. If any of the following
          ---------------------------------------------
events occur (which does not result in a deemed offer pursuant to Section
4.3(b)):

          (i) any judicial determination of the insanity or incompetence of a Management Investor;

          (ii) the filing of a petition in bankruptcy by a Party, the filing of a petition in bankruptcy against a Party that is not dismissed within 90 days, the appointment of a receiver of a Party's property or the admission by a Party of such Party's inability to pay such Party's debts generally;

          (iii)  death of a Management Investor; or

          (iv) any involuntary Transfer by a Party (including by operation of law) other than, subject to Section 4.5, a Transfer to a Permitted Transferee of such Party;

then such Party, or his or her legal representatives or transferee, as the case may be, and all Permitted Management Investor Family Transferees to whom such Party has Transferred Common Stock (collectively, the "Offeror"), shall be deemed to have made an offer (the "Offer") to sell all Shares Subject to the Offer to the Corporation for the Purchase Price, and shall promptly notify the Corporation of such event. The Offer Date shall be deemed to be the date such written notice of the Offer is received by the Corporation or, if no such notice is delivered to the Corporation by such

Offeror, the date of the Corporation's receipt of evidence, satisfactory to it, of any of the foregoing events.

     4.4  PROCEDURES WITH RESPECT TO TRANSFERS SUBJECT TO SECTION 4.3.
          -----------------------------------------------------------

     (a)  Election Procedure.  With respect to any Offer made or deemed made
          ------------------
pursuant to Section 4.3, the Corporation shall have the option and preferential right, but shall not be obligated, to elect by the Offer Expiration Time, to purchase the Shares Subject to the Offer. If the Corporation desires to purchase the Shares Subject to the Offer it shall, prior to the Offer Expiration Time, deliver a written notice (a "Positive Receipt Notice") to the Offeror stating that the Corporation elects to purchase, subject to the requirements of
Section 4.4(b), all of the Shares Subject to the Offer. The Positive Receipt Notice shall specify the number of shares of Common Stock and Common Stock Equivalents that the Corporation is electing to purchase and the time, date (the "Closing Date") and place of the closing of the acquisition of Shares Subject to the Offer by the Corporation (the "Closing") and shall specify the Purchase Price. The Closing Date shall be no less than 5 business days and no more than 20 business days following the delivery of the Positive Receipt Notice.

     (b)  Requirement to Purchase Some or All.  With respect to Offers made, or
          -----------------------------------
deemed made, pursuant to Section 4.3, the Corporation (or its assignees) may not elect to purchase less than all of the Shares Subject to the Offer.

     (c)  Determination of Purchase Price.
          -------------------------------

          (i) The "Purchase Price" for purposes of the purchase of Shares Subject to the Offer under Section 4.3(a) shall be the price per share set forth in the Acquisition Proposal, subject to the terms of Section 4.4(f). The "Purchase Price" for purposes of the purchase of Common Stock under all other provisions of Section 4.3 shall be the Fair Market Value of a share of Common Stock as of the applicable Offer Date and for purposes of the purchase of Common Stock under Section 5.2 shall be the Fair Market Value of a share of Common Stock as of the date of the applicable termination of employment. The "Purchase Price" for any Common Stock Equivalents shall be equal to (A) the number of shares of Common Stock then acquirable upon the exercise or conversion of such Common Stock Equivalents multiplied by the applicable Fair Market Value per share of Common Stock, less (B) the aggregate consideration required to be paid so to exercise or convert such Common Stock Equivalents.

          (ii) "Fair Market Value" means the value of a share of Common Stock as most recently determined in good faith by the Board of Directors in accordance with the procedures set forth in Schedule II hereto, which shall
                                                 -----------
     be made available to any Management Investor upon request.

          (iii) "Peer Company" means each of one or more companies with business and operations similar to the Corporation's selected in accordance with the procedures set forth in this Section 4.4(c)(iii). The Peer Companies shall be selected by a committee of two members appointed by the Board of Directors, which committee shall consist of one Management Investor who is a member of the Board of Directors (if a Management Investor is a member of the Board of Directors) and one of the members of the Board of Directors nominated or elected by Parties other than the Management Investors (the "Non-Management Investors"). Such committee shall select by mutual agreement of the members of the committee a list of Peer Companies prior to the last day of the first calendar quarter following the Effective Time and on or prior to March 15 of each year thereafter. If the members of the committee are unable to agree on the list of Peer Companies on or prior to March 15 of each such year, the Board of Directors shall use the list of Peer Companies selected in the immediately preceding year for purposes of determining the Fair Market Value. If committee members initially appointed by the Board of Directors for purposes of making the first selection of a list of Peer Companies pursuant to this Section 4.4(c)(iii) are unable to agree on such list on or prior to the last day of the first calendar quarter following the Effective Time, the initial list of Peer Companies shall be the list attached to this Agreement as Schedule IV.
                                                     -----------

     (d)  Election Not to Purchase.  If the Corporation does not elect to
          ------------------------
purchase all of the Shares Subject to the Offer made under Section 4.3(a), the Offeror desiring to make the Transfer pursuant to Section 4.3(a) shall be permitted at any time within, but not after, 30 days after the Offer Expiration Time, to make a Transfer of all (but not less than all) of the Shares Subject to the Offer; provided, however, that no such Transfer shall be made on more favorable terms (including lower price) than the terms specified in the Acquisition Proposal or to a Person other than the proposed transferee specified in the Acquisition Proposal. All Common Stock Transferred by a Party (whether voluntarily, involuntarily, by operation of law or otherwise), even if one or more Parties had the right to purchase such Shares pursuant to Section 4.3 and failed to do so, and Common Stock owned by a Party that became subject to an Offer, whether or not such Common Stock was acquired by the Corporation, shall nonetheless remain subject to the terms of this Agreement, including becoming, under the applicable circumstances, subject again under Section 4.3 to the right of the Corporation to purchase such shares.

     (e)  Closing.  Unless otherwise agreed to by the Offeror and the
          -------
Corporation, the Closing shall be at 9:00 a.m., on the Closing Date at the Corporation's principal office. At the Closing, the Purchase Price shall be delivered to the transferor of the Common Stock and Common Stock Equivalents or the transferor's representative, and the transferor or the transferor's representative shall deliver to the Corporation such share certificates and agreements representing the Shares Subject to the Offer so purchased, duly endorsed for transfer or accompanied by duly executed stock powers or assignments, free and clear of all liens, encumbrances and adverse claims with respect thereto and such other matters as are deemed necessary by the Corporation for the proper Transfer of the Shares Subject to the Offer so purchased to the Corporation on the books of the Corporation.

     (f)  Form of Payment.  The Purchase Price of any Shares Subject to the
          ---------------
Offer purchased pursuant to an Offer made under Section 4.3(a) shall be on such terms as contemplated by the Acquisition Proposal; provided, however, that if part or all of the consideration to be paid pursuant to the Acquisition Proposal consists of Publicly Traded Securities the Corporation may consummate the acquisition of Shares Subject to the Offer (pursuant to the terms hereof) wholly in cash, and the Market Price of the Publicly Traded Security as of the Offer Date shall be used to determine the equivalent cash price per share. The Purchase Price of all Shares Subject to the Offer pursuant to an Offer made under Sections 4.3(b) through 4.3(e) shall be paid in cash.

     (g)  Delay for Approvals.  If any Positive Receipt Notice is delivered by
          -------------------
the Corporation, the Offeror and the Corporation shall cooperate in good faith in obtaining all necessary governmental and other third party approvals, waivers and consents. Any Closing pursuant to Section 4.4(e) shall be delayed, to the extent required, until the next succeeding business day following the expiration of any required waiting periods under the HSR Act and the obtaining of all necessary governmental approvals; provided, however, such delay shall not exceed 90 days, and if governmental approvals and waiting periods shall not have been obtained or expired by such 90th day following the applicable Closing Date, then the Corporation shall be deemed to have elected not to purchase any of the Shares Subject to the Offer and, if applicable, the Offeror shall be entitled to Transfer the Shares Subject to the Offer in accordance with Section 4.4(d) (except that such 90th day shall be deemed to be the applicable Offer Expiration
Time).

     (h)  Invalid Transfers.  Any Transfer or attempted Transfer in breach of
          -----------------
this Agreement ("Invalid Transfer") shall be void and of no effect; provided that the Corporation may determine to treat any Invalid Transfer as an involuntary Transfer pursuant to Section 4.3(e)(iv). In connection with any Invalid Transfer, the Corporation may hold and refuse to transfer any Common Stock or any certificate therefor tendered to it for transfer, in addition to and without prejudice to any and all other rights or remedies which may be available to it or the Parties.

     (i)  Assignment of Rights.  Notwithstanding anything to the contrary
          --------------------
herein, the Corporation may from time to time assign some or all of its rights under Sections 4.3 and 4.4 herein to the Parties in accordance with this Section 4.4(i). In such an event, the Corporation shall continue to receive and provide the notices referred to in Section 4.4, but the applicable Shares Subject to the Offer shall be acquired by, and paid for by, any such assignees. If the Corporation receives an Offer under Section 4.3 and desires to assign some or all of its rights to purchase the Shares Subject to the Offer to the Parties, the Corporation shall give notice thereof to each Accredited Offeree other than the Offeror (the "Assignment Offer"). The Assignment Offer shall describe the Offer and state the number of Shares Subject to the Offer the right to purchase which the Corporation desires to assign. Each Accredited Offeree shall have the right, exercisable by notice to the Corporation on the day specified in the Assignment Offer, to acquire its pro-rata portion (which is the ratio of the number of shares of Fully-Diluted Common Stock owned by such Accredited Offeree over the total number of shares of Fully-Diluted Common Stock owned by all Accredited Offerees other than the Offeror) of such Shares Subject to the Offer for the Purchase Price. Each such Accredited Offeree shall have a right of over-allotment such that if any Accredited Offeree fails to exercise its rights hereunder to purchase its pro rata portion, the other Accredited Offerees may purchase the non-purchasing Accredited Offeree's portion on a pro rata basis or such other basis as such Accredited Offerees shall agree. Any Accredited Offeree desiring to exercise an over-allotment right shall so indicate in its response to the Corporation. If the Accredited Offerees collectively fail, after taking into account exercises of over-allotment rights, to elect to purchase all of such Shares Subject to the Offer, then the Corporation shall have the right to purchase such Shares Subject to the Offer in accordance with Sections 4.3 and 4.4, and unless the Corporation and its assignees collectively elect to purchase all of the Shares Subject to the Offer, neither the Corporation or any of such assignees shall have the right to purchase any of such Shares Subject to the Offer. The decision by the Corporation to assign some or all of its rights under Sections 4.3 or 4.4 herein shall be made by the directors of the Corporation not then associated or affiliated with the Offeror even if less than a quorum. The Corporation's assignment of such rights shall not affect or extend the Offer Expiration Time.

     4.5  CONDITIONS TO PERMITTED TRANSFERS; CONTINUED APPLICABILITY OF
          -------------------------------------------------------------
AGREEMENT.  (a) As a condition to any Transfer permitted hereunder or if any
---------
Transfer otherwise occurs, any transferee of Common Stock (i) shall be required to become a Party to this Agreement, by executing (together with such Person's spouse, if applicable) an Adoption Agreement, and shall have all the obligations of a Party hereunder and the rights that are expressly provided for herein and
(ii) shall be required to become a party to the Business Opportunity Agreement. If any Person acquires Common Stock from a Party in a Transfer notwithstanding such Person's failure to execute an Adoption Agreement in accordance with the preceding sentence (whether such Transfer resulted by operation of law or otherwise), such Person and such Common Stock shall be subject to this Agreement, including the provisions of Sections 4.3 and 4.4, even if such Person is not a Party.

     (b) No Party shall make any Transfer at any time if such action would constitute a violation of any federal or state securities laws.

     4.6  RESTRICTIONS ON OTHER AGREEMENTS.  Except as otherwise expressly
          --------------------------------
provided herein or in a Security Agreement, no Party shall grant any proxy or enter into or agree to be bound by any voting trust with respect to Common Stock or Common Stock Equivalents nor shall any Party enter into any stockholder agreement or arrangements of any kind with any Person with respect to Common Stock or Common Stock Equivalents (whether or not such agreements and arrangements are with other Parties), including, without limitation, agreements or arrangements with respect to the acquisition, disposition or voting of shares of Common Stock, in each case that is inconsistent with the terms of this Agreement.

     4.7  EFFECT OF DISTRIBUTIONS AND CERTAIN TRANSACTIONS.  If, in connection
          ------------------------------------------------
with any Offer, any record date for any dividend or distribution by the Corporation (other than any regular quarterly cash dividend) or any record date for the issuance of any securities of the Corporation or any other Person in respect of Common Stock in connection with any exchange, merger, recapitalization, consolidation, reorganization or other transaction involving the Corporation (in any such case, a "Record Date") occurs on or after the date on which the Purchase Price is determined and prior to the Closing, then the Corporation (or its assignees under Section 4.4(i)) shall be entitled to receive any such dividends, distributions or securities, as the case may be, in respect of the Common Stock it acquires pursuant to such Offer and appropriate documentation shall be delivered at the Closing by the Offeror to evidence the Corporation's right to receive such dividends, distributions or securities.

     4.8  SPECIAL JEDI TRANSFER RESTRICTION.  Any other provisions of this
          ---------------------------------
Agreement notwithstanding, JEDI shall not transfer any Common Stock to any Person, by liquidating or other distribution or otherwise, if immediately following such transfer the Corporation would be included in the consolidated federal income tax return of any Person unless the Corporation and such Person shall have entered into a tax sharing agreement that is fair to the Corporation; provided, however, that this Section 4.8 shall not apply to any transfer, if immediately following such transfer, a Cash Trigger Event shall have occurred.

                                   ARTICLE V

                        CERTAIN TAGALONG AND PUT RIGHTS
                        -------------------------------

     5.1  TAGALONG RIGHTS.  On or before the fifth business day after the Offer
          ---------------
Date with respect to any Offer made pursuant to Section 4.3(a), unless the Corporation or its assignees have elected to purchase the Shares Subject to the Offer, the Corporation shall deliver a copy of such Offer to each Party other than the Offeror. Unless the Corporation or its assignees elect to purchase the Shares Subject to the Offer, each such Party shall have the right to include in the proposed sale a number of shares of Common Stock designated by such Party not to exceed the number of shares equal to the product of (a) the aggregate number of shares to be sold by the Offeror to the proposed transferee and (b) a fraction with a numerator equal to the number of shares of Fully-Diluted Common Stock held by such other Party and a denominator equal to the number of shares of Fully-Diluted Common Stock held by all the Parties; provided that if the consideration to be received by the Offeror includes any securities, only Parties who are Accredited Investors shall be entitled to include their shares in such sale (but in such a case, each Party shall be entitled to include in such a sale a number of its shares, without duplication, equal to the total number of shares held by its Affiliates which are excluded from such sale by the operation of this proviso). Each Party who wishes to include shares of Common Stock in the proposed sale in accordance with the terms of this Section 5.1 shall so notify the Offeror not more than 10 business days after the Offer Date with respect to such Offer. The participation of any other Party in the sale made by the Offeror shall be conditioned upon the Offeror's sale of shares pursuant to the transactions contemplated in the Acquisition Proposal with the transferee named therein. If any other Party or other Parties have elected to participate in such sale by the Offeror, the Offeror shall cause the transferee that proposes to purchase the Common Stock of the Offeror to offer to purchase, on such terms, such number of shares of Common Stock from such Party or Parties; provided, however, that, if such transferee is for any reason unwilling or unable to purchase the aggregate number of shares from the Offeror as well as such other Party or Parties, then the Offeror shall reduce to the extent necessary the number of shares it otherwise would have sold in the proposed sale so as to permit other Parties who have elected to participate in such sale to sell the number of shares that they are entitled to sell under this Section 5.1, and the Offeror and such other Party or Parties shall sell the number of shares specified in the Acquisition Proposal to the proposed transferee in accordance with the terms thereof.

     5.2  PUT RIGHTS.
          ----------

     (a) If a Management Investor's employment with the Corporation or its Subsidiaries terminates for any reason (including such Management Investor's death or disability) other than for Cause or such Management Investor's Voluntary Termination, then upon the written request (the "Put Request") of such Management Investor or his or her legal representative, as the case may be (the "Requestor"), delivered to the Corporation no later than 20 business days following the date of such termination of employment (or, in the case of the death of the Management Investor, within six months of such Management Investor's death), the Corporation shall, subject to Section 5.2(b) and to the extent it has not acquired or elected to acquire pursuant to Article IV hereof all the Common Stock (including any Common Stock transferred, or to be transferred, to such Management Investor pursuant to Article VI hereof) and Common Stock Equivalents owned by such Management Investor, purchase from the Requestor, all (but not less than all) of the Common Stock and Common Stock

Equivalents owned by such Requestor (the "Put Shares") at the Purchase Price. The Corporation shall purchase the Put Shares at the Corporation's principal office at a closing to be held at the time and date specified by the Corporation (which shall be a date within 25 business days of the receipt of the Put Request). The provisions of Section 4.4(e) shall apply to such closing.

     (b) Notwithstanding any other provision of this Article V, the Corporation shall not be obligated to repurchase any Put Shares from a Requestor if there exists and is continuing an event of default which would, without further passage of time or further notice, permit acceleration of the indebtedness under the Corporation's loan or credit agreement with its principal lender or lenders or under any other material agreement for borrowed money, or if such purchase would result in a default or any event of default (without regard to the further passage of time or the giving of such notice) as defined in any such agreement, or if the capital of the Corporation is then impaired or such purchase would cause an impairment of the capital of the Corporation or would otherwise violate applicable law.


                                   ARTICLE VI

                           SPECIAL MANAGEMENT RIGHTS
                           -------------------------

     6.1  GRANT OF RIGHTS.  The Parties desire to provide to the Management
          ---------------
Investors an incentive to maximize the rate of return to stockholders of the Corporation. Subject to the terms and conditions of this Article VI, on the occurrence of the Trigger Event, each Management Investor shall have the right (collectively, the "Special Management Rights") to receive from JEDI the percentage set forth beside such Management Investor's name on Schedule III
                                                               ------------
attached hereto of (a) in the case of a Cash Trigger Event, cash in the amount specified in Section 6.4(a), or (b) in the case of a Non-Cash Trigger Event, the number of shares of Common Stock specified in Section 6.4(b) for no additional consideration.

     6.2  TRIGGER EVENT.  The "Trigger Event" shall be the first of the
          -------------
following events to occur after the Merger:

     (a) the consummation of a Qualified IPO or a Qualified Public Business Combination;

     (b) any merger of the Corporation with or into any other Person (whether or not the Corporation is the survivor of such merger), any sale of Common Stock by the holder or holders thereof, any issuance of Common Stock by the Corporation to any Person, or any other transaction in each case resulting in any Person other than a JEDI Entity or a group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) of Persons not including any JEDI Entities owning a number of shares of Fully-Diluted Common Stock in excess of 50% of the number of shares of Fully-Diluted Common Stock outstanding after giving effect to such merger, sale, or issuance of Common Stock; and

     (c)  the liquidation of the Corporation.

The occurrence of any of the events described in this Section 6.2(a) - (c) following the first thereof to occur shall not constitute a Trigger Event and shall not give rise to any right to receive any cash or Common Stock under this
Article VI.

     6.3  AMOUNT OF PROCEEDS.  The proceeds or imputed proceeds to holders of
          ------------------
the Initial Shares (the "Relevant Investors") of the Trigger Event shall be (A) in the case of a Trigger Event resulting in all outstanding Common Stock being acquired from the holders thereof for cash (a "Cash Trigger Event"), the amount of cash proceeds from such acquisition payable to the Relevant Investors in respect of the Initial Shares, (B) in the case of the consummation of a Qualified IPO, the product of the number of Initial Shares multiplied by the per-share offering price at which public investors purchase the shares offered in the Qualified IPO, (C) in the case of any other Trigger Event whereby any Person acquires Common Stock for cash, the product of the number of Initial Shares multiplied by the per-share price paid by such Person for such Common Stock, (D) in the case of the consummation of a Qualified Public Business Combination or any other Trigger Event in which a Person acquires Common Stock in exchange for a Publicly Traded Security (with or without any additional cash consideration) the product of the number of Initial Shares multiplied by the Market Price of the Publicly Traded Security as of the Trigger Event (plus any additional per-share cash consideration paid in consideration for such Common Stock), or (E) in the case of any other Trigger Event, the product of the number of Initial Shares multiplied by the per-share Fair Market Value of such shares (each of (B) through (E) a "Non-Cash Trigger Event").

     6.4  PAYMENT OF CASH OR TRANSFER OF COMMON STOCK PURSUANT TO SPECIAL
          ---------------------------------------------------------------
MANAGEMENT RIGHTS.
-----------------

     (a) If the Trigger Event is a Cash Trigger Event, on the occurrence of the Trigger Event, JEDI shall pay or cause to be paid to each Management Investor, in cash in immediately available funds, an amount equal to the product of (i) one-third of the Excess Proceeds multiplied by (ii) the percentage set forth beside such Management Investor's name on Schedule III attached hereto.
                                          -------------
"Excess Proceeds" shall mean the excess of (A) the proceeds or deemed proceeds to the Relevant Investors as a result of the Trigger Event as determined pursuant to Section 6.3 over (B) the product of (1) the Initial Investment multiplied by (2) the value set forth in the "Factor" column on Schedule V
                                                                ----------
attached hereto for the number of days from the date on which the Effective Time occurs through the date of the Trigger Event; provided that if the Excess Proceeds is not a positive amount, then no payment of cash or assignment of Common Stock shall be made pursuant to this Article VI.

     (b) If the Trigger Event is a Non-Cash Trigger Event, on the occurrence of the Trigger Event, JEDI shall assign or cause to be assigned to each Management Investor the percentage of the Special Management Shares set forth beside such Management Investor's name on Schedule III attached hereto. "Special Management
                              ------------
Shares" means the number of shares of Common Stock equal to "X" in the following formula:


                            [INSERT EQUATION HERE]
where:

     "Excess Proceeds" has the meaning given such term in Section 6.4(a).

     "Proceeds Per Share" means the amount of proceeds or deemed proceeds to the Relevant Investors as a result of the Trigger Event as determined pursuant to
Section 6.3 divided by the number of Initial Shares.

If the Trigger Event results in the then outstanding Common Stock being exchanged for other securities on other than a one-to-one basis, then the Special Management Shares shall be multiplied by the number of such securities issued in exchange for each share of Common Stock pursuant to such Trigger Event.

     (c) The Parties acknowledge that the calculation of the amount of cash or the number of shares of Common Stock that the Management Investors are entitled to receive pursuant to the Special Management Rights is designed to result in the Management Investors receiving in connection with a Trigger Event one-third of the proceeds attributable to the Initial Shares above the amount of proceeds necessary for an internal rate of return on the Initial Investment of 15% and that the product of the applicable value from the "Factor" column on Schedule V
                                                                     ----------
attached hereto multiplied by the Initial Investment determines the amount of proceeds necessary to achieve a 15% internal rate of return on the Initial Investment. The factors included in Schedule V assume that the Corporation pays
                                     ----------
no dividends or distributions and does not repurchase any of the Initial Shares from the Effective Time through the Trigger Event. It is the intention of the Parties to amend Schedule V contemporaneously with the occurrence of any such
                 ----------
event such that it accurately determines the amount of such proceeds taking into account any such dividends, distributions or share repurchase. If the Parties do not so amend Schedule V following any such event and the Trigger Event occurs
                ----------
prior to Schedule V being amended to take such event into account, the "Excess
         ----------
Proceeds" shall be deemed to mean the amount of proceeds to the Relevant Investors as a result of the Trigger Event above the amount of proceeds necessary for an internal rate of return of 15% on the Initial Investment, taking into account any such dividends, distributions or share repurchases.

     (d) Notwithstanding the foregoing, JEDI shall have the right, in lieu of the issuance of the Special Management Shares to the Management Investors pursuant to Section 6.4(b), to pay or cause to be paid to each Management Investor for each Special Management Share that would otherwise be issued to such Management Investor under this Article VI an amount equal to the per-share proceeds or deemed proceeds to the Relevant Investors of the Trigger Event, determined as specified in Section 6.3.

     (e) Upon the issuance of the Special Management Shares or the payment of cash pursuant to this Section 6.4, the Special Management Rights shall terminate.

     (f) An example calculation of the Special Management Rights is attached hereto as Schedule III-A.
          --------------

     (g) To the extent that the receipt by the Management Investors of Common Stock or cash in accordance with the Special Management Rights or the disposition of such shares of Common Stock results in compensation income to any Management Investor for federal or state income tax purposes, such Management Investor shall deliver to the Corporation (or JEDI if required under applicable tax laws or regulations) on the date of the Trigger Event, and as a condition to such Management Investor's receipt of such Common Stock or cash, such amount of money as the Corporation (or JEDI if required under applicable tax laws or regulations) may require to meet its withholding obligation under applicable tax laws or regulations. If such Management Investor fails to do so but JEDI nonetheless agrees to assign such Common Stock or pay such cash to such Management Investor, the Corporation (or JEDI if required under applicable tax laws or regulations) is authorized to satisfy any such withholding requirement out of any cash or shares of Common Stock such Management Investor is entitled to receive on the occurrence of the Trigger Event and to withhold from any cash or Common Stock remuneration then or thereafter payable to such Management Investor any tax required to be withheld by reason of such resulting compensation income.

     6.5  TERMINATION OF MANAGEMENT INVESTOR.  If the employment of any
          ----------------------------------
Management Investor with the Corporation terminates for any reason (including such Management Investor's death or disability) other than for Cause or such Management Investor's Voluntary Termination, then such termination shall be deemed to be a Non-Cash Trigger Event of the type referred to in clause (E) of the last sentence of Section 6.3 with respect to such Management Investor only, and JEDI shall assign, or cause to be assigned by a Person other than the Corporation, to such Management Investor the number of Special Management Shares that such Management Investor would have received had an actual Non-Cash Trigger Event of such type occurred as of the date of such Management Investor's termination, and the Special Management Rights shall terminate with respect to such Management Investor; provided, however, that if the Board of Directors determines in good faith that the Trigger Event is reasonably likely to occur within one year after such Management Investor's termination, the Board of Directors shall have the right upon notice to the Management Investor within 20 business days of such Management Investor's termination to defer the issuance of the Special Management Shares to such Management Investor until the earlier of
(a) one year after such Management Investor's termination (in which case the number of Special Management Shares shall be calculated based on the Fair Market Value as of such Management Investor's termination) and (b) the Trigger Event (in which case such Management Investor's Special Management Rights shall be determined as though he remained employed on the date of the Trigger Event).
The Special Management Rights shall terminate without any payment or issuance as to any Management Investor whose employment by the Corporation is terminated for Cause or upon such Management Investor's Voluntary Termination. Even if a Management Investor's Special Management Rights terminate under this Section 6.5 or otherwise, the percentages set forth on Schedule III with respect to other Management Investors shall not change. Notwithstanding anything to the contrary in this Article VI, if any Management Investor commits actual fraud against the Corporation that could have affected or in any way could affect, in any material respect, the calculation of the cash or shares due to the Management Investors in respect of the Special Management Rights, such Management Investor shall forfeit his Special Management Rights and, in the event that such Management Investor receives cash or shares in respect of his Special Management Rights prior to the time that such actual fraud is discovered, such Management Investor shall be obligated to return to JEDI or to the applicable Party the cash or shares, as applicable, received by such Management Investor in respect of his Special Management Rights.

     6.6  OTHER EMPLOYEE INVESTORS.  Four percent of the Special Management
          -------------------------
Shares, or the cash paid in lieu thereof, shall be reserved for employees of the Corporation at the time of the Trigger Event other than the Management Investors and shall be subject and allocated to the Employee Benefit Plan.

     6.7  SUBSEQUENT HOLDERS OF COMMON STOCK.  With respect to Persons that
          -----------------------------------
acquire Common Stock from JEDI and become Parties, JEDI and such Person may enter into such arrangements as they deem appropriate at the time of the transfer of Common Stock to such Person with regard to such Person's obligations to assign Common Stock or make payments in lieu thereof in connection with the Special Management Rights. If any Person or Persons pursuant to this Section
6.7 assumes some or all of the obligations of JEDI under this Article VI, then a copy of the document pursuant to which such Persons have assumed such obligations shall be sent to the Management Investors. If (i) such Person assuming such obligation then has debt with a maturity of at least five years that has a credit rating of BBB or higher from Standard & Poor's (or equivalent ratings from another nationally recognized rating agency) or (ii) Management Investors sufficient to consent to an amendment of this Agreement pursuant to
Section 8.1 consent in writing to the assumption of such liability, then JEDI shall be relieved of liability under this Article VI to the extent such Persons have assumed JEDI's obligations hereunder, and in such event references to JEDI in this Article VI shall then be deemed to mean JEDI and such transferee, it being understood that the obligations of JEDI and such transferee under this
Article VI are several and not joint. If neither condition referred to in clause (i) or (ii) of the preceding sentence is satisfied, then JEDI shall not be relieved of liability under this Article VI notwithstanding the assumption of such obligation by other Persons.


                                  ARTICLE VII

                                  TERMINATION
                                  -----------

     7.1  TERMINATION.  This Agreement shall terminate and no Party shall have
          -----------
any further obligations or rights hereunder upon the earliest of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the Termination Date, (iii) the date a Qualified IPO or a Qualified Public Business transaction is consummated (other than the provisions of Article VI which shall terminate as soon as the Corporation has complied with its obligations under
Article VI hereof, if any, with respect thereto), (iv) the date of the dissolution, liquidation or winding-up of the Corporation and (v) the date of the delivery to the Corporation of a written termination notice executed by each JEDI Party and by Management Investors owning a majority of the Common Stock owned by the Management Group.

                                  ARTICLE VIII

                                 MISCELLANEOUS
                                 -------------

     8.1  AMENDMENT; WAIVERS.  This Agreement may only be altered, supplemented,
          ------------------
amended or waived by the written consent of (i) the Corporation, (ii) each JEDI Party that owns at least 5% of the Common Stock and (iii) either (A) Douglas H. Miller and other Management Investors owning at least one-third of the Fully-Diluted Common Stock owned by all Management Investors other than Douglas H. Miller or (B) Management Investors other than Douglas H. Miller owning a majority of the Fully-Diluted Common Stock owned by all Management Investors other than Douglas H. Miller; provided, however, that in no event shall any amendment impose any additional material obligation on any Party without such Party's written consent; provided further, however, (i) any Party may (without the consent of any other Person) waive, in writing, any obligation owed to it hereunder by any other Party or the Corporation, and (ii) any Party may (without the consent of any other Person) waive, in writing, any right it has hereunder. Any waiver permitted hereunder may be made prospectively or retroactively.

     8.2  ASSIGNMENT.  Except as otherwise expressly provided herein, the terms
          ----------
and conditions of this Agreement shall inure to the benefit of and be binding upon the Parties, the Corporation and their permitted assigns; provided, however, assigns shall only have those rights that are expressly provided for herein in accordance with Section 4.5. No such assignment shall relieve the assignor from any liability accruing hereunder prior to an assignment permitted hereunder. The Corporation agrees that it shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety, unless the Person formed by such consolidation or into which the Corporation merges or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Corporation substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or a State thereof (the "Successor Corporation") and shall expressly assume, by written agreement signed by the Corporation and the Successor Corporation and delivered to each Party, the performance and observance of every obligation on the part of the Corporation to be performed or observed hereunder.

     8.3  SHARES SUBJECT TO THIS AGREEMENT.  Except as otherwise provided for
          --------------------------------
herein, all shares of Common Stock or Common Stock Equivalents now or hereafter owned by any of the Parties shall be subject to the terms of this Agreement including, without limitation, Common Stock acquired pursuant to the Special Management Rights. Common Stock and Common Stock Equivalents issued by the Corporation after the Effective Time that are not expressly subject to this Agreement pursuant to the terms hereof shall not be subject to this Agreement and the transferees of such Common Stock and Common Stock Equivalents shall not be Parties unless the Corporation, in connection with such issuance, elects that such Common Stock or Common Stock Equivalents be subject to this Agreement and promptly after such election the Corporation notifies the Parties of such election.

     8.4  LEGENDS.  Each certificate for Common Stock and each agreement
          -------
representing Common Stock Equivalents that are subject to this Agreement shall include a legend in substantially the following form:

          THIS SECURITY IS SUBJECT TO CERTAIN VOTING AGREEMENTS, RESTRICTIONS ON TRANSFER, AND OTHER TERMS AND CONDITIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF OCTOBER 30, 1995, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

     8.5  NOTICES.  Any and all notices, designations, consents, offers,
          -------
acceptances, or other communications provided for herein (each a "Notice") shall be given in writing by personal delivery, overnight courier, telegram, or telecopy which shall be addressed, or sent, to the respective addresses or telecopy numbers as follows (or such other address or telecopy number as the Corporation or any Party may specify for itself to the Corporation and all other Parties by Notice):

The Corporation:  Coda Energy, Inc.
                  5735 Pineland Drive, Suite 300
                  Dallas, Texas 75231
                  Attention:  Chief Financial Officer
                  Telecopy No.  214-265-4777
                  Telephone No.  214-265-4751

With a copy to:   Enron Corp.
                  1400 Smith
                  Houston, Texas  77002
                  Attention:  Keith Power/Brenda McGee, Specialist - 28th Floor
                  Telecopy No.  713-646-3602
                  Telephone No.  713-853-5259

Each Party:       To such address or telecopy number of such Party as is set forth on Schedule I hereto or, if such address is not so
                           ----------
                  provided, to such Party's address as is reflected on the stock transfer records of the Corporation at the time in question.


All Notices shall be deemed effective, delivered and received (a) if given by personal delivery, when such Notice is personally delivered at the address specified above; (b) if given by telecopy, when such telecopy is transmitted to the telecopy number specified above and receipt thereof is confirmed; (c) if given by overnight courier, on the business day immediately following the day on which such Notice is delivered to a reputable overnight courier service; or (d) if given by telegram, when such Notice is delivered at the address specified above.

     8.6  COUNTERPARTS.  This Agreement may be executed in two or more
          ------------
counterparts and each counterpart shall be deemed to be an original and which counterparts together shall constitute one and the same agreement of the parties hereto.

     8.7  HEADINGS.  Headings contained in this Agreement are inserted only as a
          --------
matter of convenience and in no way define, limit, or extend the scope or intent of this Agreement or any provisions hereof.

     8.8  CHOICE OF LAW.  This Agreement shall be governed by the internal laws
          -------------
of the State of Delaware without regard to the principles of conflicts of laws thereof.

     8.9  ENTIRE AGREEMENT.  This Agreement contains the entire understanding of
          ----------------
the parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect thereto.

     8.10 CUMULATIVE RIGHTS.  The rights of the Parties and the Corporation
          -----------------
under this Agreement are cumulative and in addition to all similar and other rights of the Parties and the Corporation under other agreements.

     8.11 NO PARTNERSHIP.  No term or provision of this Agreement shall be
          --------------
construed to establish any relationship of partnership, agency or joint venture between the parties hereto.

     8.12 NUMBER; GENDER; WITHOUT LIMITATION; INTERPRETATION OF CERTAIN DEFINED
          ---------------------------------------------------------------------
TERMS.  Pronouns, wherever used in this Agreement, and of whatever gender, shall
-----
include Persons of every kind and character, and the singular shall include the plural whenever and as often as may be appropriate. Any reference herein to "including" and words of similar import refer to "including without limitation." When reference is made herein to one or more Groups or other specified Parties or Persons, the determination as to which Persons are thereby referenced shall be made as of the time in question. Unless the context otherwise requires, any reference herein to "or" shall also include "and," so that "A or B" shall include the possibilities of A, B, and A and B.

     8.13 SEVERABILITY.  In the event any one or more of the provisions
          ------------
contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which approximates as nearly as possible that of the invalid, illegal or unenforceable provisions.

     8.14 THIRD PERSON.  Nothing herein expressed or implied is intended or
          ------------
shall be construed to confer upon or to give any Person not a party hereto any rights or remedies under or by reason of this Agreement.

     8.15 U.S. CURRENCY.  All payments required or permitted hereunder shall be
          -------------
paid in U.S. dollars or other lawful currency constituting legal tender of the United States of America.

     8.16  INDEMNIFICATION.  Each Party and the Corporation (the "Indemnitor")
           ---------------
hereby agrees to protect, defend, indemnify and hold harmless all other Parties and their respective successors, heirs and assigns (the "Indemnitees") against any and all claims, lawsuits, damages and other liabilities and expenses (including reasonable attorneys' fees) suffered or incurred by any of the Indemnitees and which arise out of any breach by the Indemnitor of its representations, warranties, covenants or other obligations hereunder.

     8.17  SPOUSAL CONSENTS.  Each Management Investor represents and warrants
           ----------------
that his or her spouse is the Management Investor Spouse set forth next to such Management Investor's name on the execution pages hereof. Each Management Investor Spouse represents and warrants, and each Management Investor represents and warrants with respect to his or her spouse, that such Management Investor Spouse has duly and validly executed and delivered this Agreement. Each spouse of a Party, including each Management Investor Spouse, that executes and delivers to the Corporation, in his or her capacity as a spouse, this Agreement, a counterpart of this Agreement or an Adoption Agreement, agrees that such execution and delivery constitutes an acknowledgment that such spouse is fully aware of, understands and fully consents and agrees to the provisions of this Agreement and its binding effect upon any community property interests or similar marital property interests in the Common Stock or Common Stock Equivalents he or she may now or hereafter own, agrees that the termination of his or her marital relationship with any Party for any reason shall not have the effect of removing any Common Stock or Common Stock Equivalents otherwise subject to this Agreement from the coverage hereof and agrees that such spouse shall have no rights of any nature hereunder (including any preferential purchase rights or preemptive rights) unless and until such spouse becomes a Party in accordance with this Agreement. Furthermore, each individual Party agrees to cause his or her spouse (and any subsequent spouse) to execute and deliver to the Corporation a counterpart of this Agreement, or an Adoption Agreement.

     8.18  CERTAIN RECORDS.  In order to effectuate the purposes of this
           ---------------
Agreement, the Corporation (i) shall maintain a record of the names and addresses of the Parties and the number of shares of Common Stock and Common Stock Equivalents owned by the Parties and each Group, (ii) at the request of any Party, it will provide such Party with a copy of the record, (iii) shall promptly notify the Parties in the event the Corporation receives notice that any shares of Common Stock or Common Stock Equivalents have been (or have purported to be) Transferred by or to any Party (including the name of the transferor and transferee or purported transferor or transferee and the number of shares transferred or purported to be transferred), (iv) shall not register, in the name of any Person, any shares subject to this Agreement unless the transferor and transferee have complied with the terms of this Agreement including Section 4.5 and (v) shall not issue to any Person any stock certificate representing shares subject to this Agreement or any agreement representing Common Stock Equivalents unless in each case the legend referred to in Section 8.4 hereof is set forth thereon.

     8.19  ARBITRATION.  Any and all claims, demands, causes of action,
           -----------
disputes, controversies and other matters in question arising out of or relating to this Agreement, the alleged breach thereof, or in any way relating to the subject matter of this Agreement ("Claims"), even though some or all of such Claims allegedly are extracontractual in nature, whether such Claims sound in contract, tort or otherwise, at law or in equity, under state or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved and decided exclusively by binding arbitration pursuant to the Federal Arbitration Act in accordance with the Commercial Arbitration Rules then in effect with the American Arbitration Association. The arbitration proceeding shall be conducted in Dallas, Texas. The arbitration shall be before a panel of three arbitrators. Each party to such dispute shall select one arbitrator (with all Management Investors parties to the dispute considered to be one party) and the two arbitrators selected by the parties shall select the third arbitrator. The arbitrators are authorized to issue subpoenas for depositions and other discovery mechanisms, as well as trial subpoenas, in accordance with the Federal Rules of Civil Procedure. Either party may initiate a proceeding in the appropriate United States District Court to enforce this provision. This agreement to arbitrate shall be enforceable in either federal or state court. Judgment upon any award rendered in any such arbitration proceeding may be entered by any federal or state court having jurisdiction. The enforcement of this agreement to arbitrate and all procedural aspects of this agreement to arbitrate, including the construction and interpretation of this agreement to arbitrate, the scope of the arbitrable issues, allegations of waiver, delay or defenses to arbitrability, and the rules governing the conduct of the arbitration, shall be governed by and construed pursuant to the Federal Arbitration Act. The arbitrators shall have no authority to award punitive (including without limitation any exemplary damages, treble damages, or any other penalty or punitive type of damages), consequential, incidental or indirect damages (in tort, contract or otherwise) under any circumstances that exceed, with respect to any claim (regardless of the number of Persons asserting such Claim or the number of Persons against whom such Claim is asserted), the lesser of (i) the amount equal to the amount of actual damages awarded, if any and (ii) $500,000, regardless of whether such damages in excess of such amount may be available under applicable law or otherwise, the parties hereto hereby waiving their right, if any, to recover such damages in excess of such amount in connection with any Claims. The arbitrators shall be entitled to award costs of the arbitration and attorney's fees as they deem appropriate. Prior to the institution of a Claim under this Agreement by any Person, such Person shall provide to the Corporation and all other Parties to this Agreement a written notice specifying the nature and basis of the Claim. The Persons who are the subject of any Claim shall be given thirty (30) days to cure any breach before any Claim is filed. It is further agreed that prior to such Claims being submitted to the arbitrators on such Claims, the parties to the Claims shall attempt to resolve such Claims through non-binding mediation of such Claims.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written, but effective for all purposes as of the Effective Time.

                                          CODA ACQUISITION, INC.


                                          By:___________________________________
                                          Name: C. John Thompson
                                          Title:   Vice President


                                          JOINT ENERGY DEVELOPMENT
                                          INVESTMENTS LIMITED
                                          PARTNERSHIP

                                          By:  Enron Capital Management Limited
                                               Partnership, its general partner

                                          By:  Enron Capital Corp.,
                                          its general partner

                                          By:  _________________________________
                                          Name:  C. John Thompson
                                          Title:  Agent and Attorney-in-Fact


MANAGEMENT INVESTOR SPOUSES:              MANAGEMENT INVESTORS:

__________________________                ______________________________________
Debbie Bodenhamer                         Randell A. Bodenhamer


__________________________                ______________________________________
Karan Callaway                            Joe I. Callaway


__________________________                ______________________________________
Cathy Choisser                            J. David Choisser


__________________________                ______________________________________
Ryan Freeman                              J. W. Freeman

__________________________                ________________________________
Sharon Harney                             Roy G. Harney


__________________________                ________________________________
Jill Henderson                            Grant W. Henderson


__________________________                ________________________________
Jana Hensley                              Jarvis A. Hensley


__________________________                ________________________________
Karen Jackson                             Chris A. Jackson


__________________________                ________________________________
Naydene Johnson                           Jarl P. Johnson


                                          ________________________________
                                          Douglas H. Miller


__________________________                ________________________________
Donnetta Nelson                           Gary M. Nelson


__________________________                ________________________________
Betty Scoggins                            Gary R. Scoggins


__________________________                ________________________________
Karen Seaman                              Claude A. Seaman


__________________________                ________________________________
Patricia Spencer                          Jay W. Spencer, III


__________________________                ________________________________
Kate Studdard                             Scott E. Studdard

                                  EXHIBIT "A"


                           ADOPTION AGREEMENT (form)



     This Adoption Agreement ("Adoption") is executed pursuant to the terms of the Stockholders Agreement dated as of October __, 1995, a copy of which is attached hereto and is incorporated herein by reference (the "Stockholders Agreement"), by the transferee ("Transferee") executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

     1.   Acknowledgment; Representations and Warranties.  ____________________
          ----------------------------------------------
("Transferee") acknowledges that Transferee is acquiring _______ [number of shares to be acquired to be inserted] shares of the Common Stock from _______________, a Party, subject to the terms and conditions of the Stockholders Agreement. Capitalized terms used herein without definition are defined in the Stockholders Agreement and are used herein with the same meanings set forth therein. Transferee represents and warrants to the Corporation and the Parties that (i) Transferee has full power and authority to execute and deliver this Adoption and the execution and delivery by such Transferee of this Adoption have been duly authorized by all necessary action; (ii) this Adoption has been duly and validly executed and delivered by the Transferee and constitutes the binding obligation of the Transferee, enforceable against the Transferee in accordance with its terms; and (iii) the Transferee owns _______ shares of Common Stock in addition to those being acquired as hereinabove referenced.

     2.   Agreement.  Transferee (i) agrees that shares of the Common Stock
          ---------
acquired by Transferee, and shares of Common Stock and certain other securities that are currently owned or that may be acquired by Transferee in the future, shall be bound by and subject to the terms of the Stockholders Agreement pursuant to the terms thereof, and (ii) hereby adopts the Stockholders Agreement with the same force and effect as if he were originally a party thereto.

     3.   Notice.  Any notice required as permitted by the Stockholders
          ------
Agreement shall be given to Transferee at the address listed beside Transferee's signature below.

     4.   Joinder.  The spouse of the undersigned Transferee, if applicable,
          -------
executes this Adoption to acknowledge its fairness and that this Adoption is in such spouse's best interests, and to agree that such spouse's community interest, if any, in the shares of Common Stock and other securities referred to above and in the Stockholders Agreement shall be subject to the terms of the Stockholders Agreement.

EXECUTED AND DATED this the ____ day of _____________, 19___.

                                    TRANSFEREE:

                                    By:______________________________________
                                    Name:____________________________________
                                    Address:_________________________________
                                            _________________________________


                                    SPOUSE:



                                    By:_____________________________________
                                    Name:___________________________________


Agreed to on behalf of the Corporation and all Parties pursuant to Section 4.5 of the Stockholders Agreement.

                                    Coda Energy, Inc.
                                    (for itself and the Parties)



                                    By:_____________________________________
                                    Name:___________________________________
                                    Title:__________________________________

                               TABLE OF CONTENTS


                                                                                 PAGE
                                                                                 ----

                                   ARTICLE I

                                CERTAIN TERMS;
REPRESENTATIONS AND WARRANTIES
------------------------------
     1.1  CERTAIN TERMS.............................................................1
          -------------
     1.2  REPRESENTATIONS AND WARRANTIES............................................8
          ------------------------------

                                  ARTICLE II

                                CERTAIN MATTERS
                                ---------------
     2.1  CERTAIN ACTIVITIES OF THE PARTIES......................................... 9
          -----------------------------------
     2.2  ANNUAL MEETINGS........................................................... 9
          -----------------------------------
     2.3  REPORTING OBLIGATIONS..................................................... 9
          -----------------------------------
     2.4  CERTAIN EMPLOYEE MATTERS.................................................. 9
          -----------------------------------

                                  ARTICLE III

                         CERTAIN STOCK PURCHASE RIGHTS
                         -----------------------------
     3.1  CERTAIN STOCK PURCHASE RIGHTS............................................. 9
          -----------------------------

                                   ARTICLE IV

                           RESTRICTIONS ON TRANSFERS
                           -------------------------
     4.1  GENERAL RULE..............................................................10
          ------------
     4.2  TRANSFERS NOT SUBJECT TO PREFERENTIAL RIGHT...............................10
          -------------------------------------------
     4.3  TRANSFERS SUBJECT TO PREFERENTIAL RIGHT...................................11
          ---------------------------------------
     4.4  PROCEDURES WITH RESPECT TO TRANSFERS SUBJECT TO SECTION 4.3...............13
          -----------------------------------------------------------
     4.5  CONDITIONS TO PERMITTED TRANSFERS; CONTINUED APPLICABILITY OF AGREEMENT...16
          -----------------------------------------------------------------------
     4.6  RESTRICTIONS ON OTHER AGREEMENTS..........................................17
          --------------------------------
     4.7  EFFECT OF DISTRIBUTIONS AND CERTAIN TRANSACTIONS..........................17
          ------------------------------------------------
     4.8  SPECIAL JEDI TRANSFER RESTRICTION.........................................17
          ---------------------------------

                                   ARTICLE V

                        CERTAIN TAGALONG AND PUT RIGHTS
                        -------------------------------
     5.1  TAGALONG RIGHTS...........................................................17
          ---------------
     5.2  PUT RIGHTS................................................................18
          ----------

                                   ARTICLE VI
                           SPECIAL MANAGEMENT RIGHTS
                           -------------------------
     6.1  GRANT OF RIGHTS...........................................................19
          ---------------
     6.2  TRIGGER EVENT.............................................................19
          -------------

     6.3  AMOUNT OF PROCEEDS..................................................19
          ------------------
     6.4  PAYMENT OF CASH OR TRANSFER OF COMMON STOCK PURSUANT TO SPECIAL
          ---------------------------------------------------------------
          MANAGEMENT RIGHTS
          -----------------...................................................20
     6.5  TERMINATION OF MANAGEMENT INVESTOR..................................22
          ----------------------------------
     6.6  OTHER EMPLOYEE INVESTORS............................................23
          ------------------------
     6.7  SUBSEQUENT HOLDERS OF COMMON STOCK..................................23
          ----------------------------------

                                  ARTICLE VII

                                  TERMINATION
                                  -----------
     7.1  TERMINATION.........................................................23
          -----------

                                 ARTICLE VIII

                                 MISCELLANEOUS
                                 -------------

     8.1   AMENDMENT; WAIVERS.................................................23
           ------------------
     8.2   ASSIGNMENT.........................................................24
           ----------
     8.3   SHARES SUBJECT TO THIS AGREEMENT...................................24
           --------------------------------
     8.4   LEGENDS............................................................24
           -------
     8.5   NOTICES............................................................25
           -------
     8.6   COUNTERPARTS.......................................................26
           ------------
     8.7   HEADINGS...........................................................26
           --------
     8.8   CHOICE OF LAW......................................................26
           -------------
     8.9   ENTIRE AGREEMENT...................................................26
           ----------------
     8.10  CUMULATIVE RIGHTS..................................................26
           -----------------
     8.11  NO PARTNERSHIP.....................................................26
           --------------
     8.12  NUMBER; GENDER; WITHOUT LIMITATION; INTERPRETATION OF CERTAIN DEFINED
           ---------------------------------------------------------------------
           TERMS..............................................................26

     8.13  SEVERABILITY.......................................................26
           ------------
     8.14  THIRD PERSON.......................................................26
           ------------
     8.15  U.S. CURRENCY......................................................26
           -------------
     8.16  INDEMNIFICATION....................................................27
           ---------------
     8.17  SPOUSAL CONSENTS...................................................27
           ----------------
     8.18  CERTAIN RECORDS....................................................27
           ---------------
     8.19  ARBITRATION........................................................27
           -----------

Exhibits and Schedules
----------------------
Schedule I           -      Parties
Schedule II          -      Fair Market Value Calculation
Schedule II-A        -      Sample Fair Market Value Calculation
Schedule III         -      Special Management Rights
Schedule III-A       -      Sample Special Management Rights Calculation
Schedule IV          -      Peer Companies
Schedule V           -      Factors

Exhibit A            -      Adoption Agreement

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